KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391
Independent Accountants’ Report on Applying Agreed-Upon Procedures
Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
J.P. Morgan Securities LLC
Barclays Capital Inc.
BofA Securities, Inc.
RBC Capital Markets, LLC
Credit Suisse Securities (USA) LLC
(together, the “Specified Parties”)
Re: Navient Private Education Refi Loan Trust 2021-E – Data File Procedures
We have performed the procedures described below on the specified attributes identified by the Company in an electronic data file entitled “2021-E Loan Tape Formatted - 1B (w identifiers).xlsx” (the “Data File”), provided by the Company on June 11, 2021, containing information on 17,184 student loans (the “Student Loans”) as of June 6, 2021 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2021-E. The Company is responsible for the specified attributes identified by the Company in the Data File. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting Specified Parties in evaluating the accuracy of the specified attributes identified by the Company in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a Specified Party of this report and may not meet the needs of all Specified Parties of this report and, as such, Specified Parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, First Payment Dates were within two (2) days, and Remaining Terms were within one (1) month.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.
•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system (e.g. repayment schedule, payment history, interest rate, original loan balance, etc.) for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (https://ifap.ed.gov/ilibrary/document-types/federal-school-code-list).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/understand-aid/types/international#participating-schools).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information of certain Selected Student Loans extracted from the FDR System.
•
The term “FNI Data Supplement” means an electronic file that the Company informed us was extracted from the FDR System, containing certain information such as school type, school name, and school degree for the Selected Student Loans.

•	The term “Loan File” means the following information sources provided by the Company:
−	Loan Agreement
−	Earnest Internal Tool Account Number Page
−	Verify Report Page
−	Application Underwriting Snapshot Page
−	Title IV Federal School Code List
−	Accredited Programs List
−	Amortized Payment History Schedule
−	FNI Data Supplement
−	“Principal” field in the CARES System, and
−
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

The Loan File was represented by the Company to be a copy of the original Loan File or electronic records contained within the respective system or website.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.
We were instructed by the Company to perform the procedures described below on the Student Loans in the Data File.
A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 359 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information contained in the Loan File, utilizing the Instructions. The Specified Parties indicated that the absence of any of the specified documents in the Loan File or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Instructions
Loan Number	For “Earnest Refi” loans: Earnest Internal Tool Account Number Page or “ACCOUNT NUMBER” field on #CU4 Screen For “Navi Refi” loans: “ACCOUNT NUMBER” field on #CU4 Screen
Loan Type	For “Earnest Refi” loans: Loan Agreement, Earnest Internal Tool Account Number Page For “Navi Refi” loans: “CURRENT STRATEGY” field on #NM ST Screen, and Instructions
Borrower State	”Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions
Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen

Attributes	Loan File/Instructions
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen
For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen and Instructions
School Type
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions
For “Navi Refi” loans: “Underwritten Education Is Undergraduate” field in the FNI Data Supplement

School Name
For “Earnest Refi” loans: “Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.
For “Navi Refi” loans: “Underwritten Education School Name” field in the FNI Data Supplement.
Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.

School Degree	For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.

Attributes	Loan File/Instructions
For “Navi Refi” loans: “Underwritten Education Degree” field in the FNI Data Supplement.
Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 17,184 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information indicated in the Data File, Loan Files, and Instructions, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information or instructions provided to us by the Company, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Loan Files and Instructions, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (NRSRO).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
July 9, 2021

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2021E001	39	2021E039	77	2021E077	115	2021E115	153	2021E153
2	2021E002	40	2021E040	78	2021E078	116	2021E116	154	2021E154
3	2021E003	41	2021E041	79	2021E079	117	2021E117	155	2021E155
4	2021E004	42	2021E042	80	2021E080	118	2021E118	156	2021E156
5	2021E005	43	2021E043	81	2021E081	119	2021E119	157	2021E157
6	2021E006	44	2021E044	82	2021E082	120	2021E120	158	2021E158
7	2021E007	45	2021E045	83	2021E083	121	2021E121	159	2021E159
8	2021E008	46	2021E046	84	2021E084	122	2021E122	160	2021E160
9	2021E009	47	2021E047	85	2021E085	123	2021E123	161	2021E161
10	2021E010	48	2021E048	86	2021E086	124	2021E124	162	2021E162
11	2021E011	49	2021E049	87	2021E087	125	2021E125	163	2021E163
12	2021E012	50	2021E050	88	2021E088	126	2021E126	164	2021E164
13	2021E013	51	2021E051	89	2021E089	127	2021E127	165	2021E165
14	2021E014	52	2021E052	90	2021E090	128	2021E128	166	2021E166
15	2021E015	53	2021E053	91	2021E091	129	2021E129	167	2021E167
16	2021E016	54	2021E054	92	2021E092	130	2021E130	168	2021E168
17	2021E017	55	2021E055	93	2021E093	131	2021E131	169	2021E169
18	2021E018	56	2021E056	94	2021E094	132	2021E132	170	2021E170
19	2021E019	57	2021E057	95	2021E095	133	2021E133	171	2021E171
20	2021E020	58	2021E058	96	2021E096	134	2021E134	172	2021E172
21	2021E021	59	2021E059	97	2021E097	135	2021E135	173	2021E173
22	2021E022	60	2021E060	98	2021E098	136	2021E136	174	2021E174
23	2021E023	61	2021E061	99	2021E099	137	2021E137	175	2021E175
24	2021E024	62	2021E062	100	2021E100	138	2021E138	176	2021E176
25	2021E025	63	2021E063	101	2021E101	139	2021E139	177	2021E177
26	2021E026	64	2021E064	102	2021E102	140	2021E140	178	2021E178
27	2021E027	65	2021E065	103	2021E103	141	2021E141	179	2021E179
28	2021E028	66	2021E066	104	2021E104	142	2021E142	180	2021E180
29	2021E029	67	2021E067	105	2021E105	143	2021E143	181	2021E181
30	2021E030	68	2021E068	106	2021E106	144	2021E144	182	2021E182
31	2021E031	69	2021E069	107	2021E107	145	2021E145	183	2021E183
32	2021E032	70	2021E070	108	2021E108	146	2021E146	184	2021E184
33	2021E033	71	2021E071	109	2021E109	147	2021E147	185	2021E185
34	2021E034	72	2021E072	110	2021E110	148	2021E148	186	2021E186
35	2021E035	73	2021E073	111	2021E111	149	2021E149	187	2021E187
36	2021E036	74	2021E074	112	2021E112	150	2021E150	188	2021E188
37	2021E037	75	2021E075	113	2021E113	151	2021E151	189	2021E189
38	2021E038	76	2021E076	114	2021E114	152	2021E152	190	2021E190

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID Numbers.

A-1

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2021E191	229	2021E229	267	2021E267	305	2021E305	343	2021E343
192	2021E192	230	2021E230	268	2021E268	306	2021E306	344	2021E344
193	2021E193	231	2021E231	269	2021E269	307	2021E307	345	2021E345
194	2021E194	232	2021E232	270	2021E270	308	2021E308	346	2021E346
195	2021E195	233	2021E233	271	2021E271	309	2021E309	347	2021E347
196	2021E196	234	2021E234	272	2021E272	310	2021E310	348	2021E348
197	2021E197	235	2021E235	273	2021E273	311	2021E311	349	2021E349
198	2021E198	236	2021E236	274	2021E274	312	2021E312	350	2021E350
199	2021E199	237	2021E237	275	2021E275	313	2021E313	351	2021E351
200	2021E200	238	2021E238	276	2021E276	314	2021E314	352	2021E352
201	2021E201	239	2021E239	277	2021E277	315	2021E315	353	2021E353
202	2021E202	240	2021E240	278	2021E278	316	2021E316	354	2021E354
203	2021E203	241	2021E241	279	2021E279	317	2021E317	355	2021E355
204	2021E204	242	2021E242	280	2021E280	318	2021E318	356	2021E356
205	2021E205	243	2021E243	281	2021E281	319	2021E319	357	2021E357
206	2021E206	244	2021E244	282	2021E282	320	2021E320	358	2021E358
207	2021E207	245	2021E245	283	2021E283	321	2021E321	359	2021E359
208	2021E208	246	2021E246	284	2021E284	322	2021E322
209	2021E209	247	2021E247	285	2021E285	323	2021E323
210	2021E210	248	2021E248	286	2021E286	324	2021E324
211	2021E211	249	2021E249	287	2021E287	325	2021E325
212	2021E212	250	2021E250	288	2021E288	326	2021E326
213	2021E213	251	2021E251	289	2021E289	327	2021E327
214	2021E214	252	2021E252	290	2021E290	328	2021E328
215	2021E215	253	2021E253	291	2021E291	329	2021E329
216	2021E216	254	2021E254	292	2021E292	330	2021E330
217	2021E217	255	2021E255	293	2021E293	331	2021E331
218	2021E218	256	2021E256	294	2021E294	332	2021E332
219	2021E219	257	2021E257	295	2021E295	333	2021E333
220	2021E220	258	2021E258	296	2021E296	334	2021E334
221	2021E221	259	2021E259	297	2021E297	335	2021E335
222	2021E222	260	2021E260	298	2021E298	336	2021E336
223	2021E223	261	2021E261	299	2021E299	337	2021E337
224	2021E224	262	2021E262	300	2021E300	338	2021E338
225	2021E225	263	2021E263	301	2021E301	339	2021E339
226	2021E226	264	2021E264	302	2021E302	340	2021E340
227	2021E227	265	2021E265	303	2021E303	341	2021E341
228	2021E228	266	2021E266	304	2021E304	342	2021E342

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID Numbers.
A-2

Exhibit B – Instructions

Attribute	Instructions
Loan Type
For “Navi Refi” loans, Loan Type is considered to be:
•    Fixed rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “E” or “D,”
•    Variable rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “V” or “R.”

Payment Frequency
Payment Frequency is considered to be:
•    “Bi-Weekly” if the 45th position of the “MISC 13” field on the #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “0,”
•    “Monthly” if the 45th position of the “MISC 13” field on the #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “A.”

Loan Status
Loan Status is considered to be “active” if:
(i)    the “CURR LOAN STAT” field on the #EDH Screen is “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen is “D0000,”
(ii)   the “CURR LOAN STAT” field on the #EDH Screen is “FORB, FORD, or SSFP” and the “MISC FIELD 2” column on the #BS3 Screen is “P0000”
(iii)  the “STAT” column on the #EDH Screen does not begin with letter “P.” or,
(iv)  the “FIRST ACTIVE DATE” field on the #NM MN Screen is prior to the cutoff date

Current Principal Balance
Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):
a)   Compare to the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.
b)   Compare to the amount in the “CUR BAL” field on the #BS Screen.
c)   Compare to the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.
d)   Recompute the Current Principal Balance as follows:
i.    Add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen) to the “ACCOUNT BALANCE” column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen

B-1

Attribute	Instructions

 or the #CDS Screen), applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen), or applicable disbursement return amount (shown under the “MEMO TEXT” field on the #CMS Screen);

ii.    Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,
iii.   Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term
Recompute as follows:
(i)   Subtract the Cutoff Date from the date one month after the maturity date indicated on the #EDH Screen.
(ii)  Divide the result by the average number of days in a month (i.e., 30.4375).
If the Cutoff Date was later than the due date indicated on the #EDH Screen, subtract one month from (ii).

School Type
For “Earnest Refi” loans, School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name
For “Earnest Refi” loans, School Name is considered to be “NULL” if (i) the school name in the “underwritten_education_school_name” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

School Name appearing in Title IV Federal Aid Programs
Instructions are listed in order of priority until the attribute was agreed:
a)   Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.
b)   Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

Attribute	Instructions

c)   Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.
d)   Observe whether the school name under the “underwritten_education_ school_name” field in the Data File:
(i)    appears in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page for “Earnest Refi” loans; or,
(ii)   appears in the “Underwritten Education School Name” field in the FNI Data Supplement for “Navi Refi” loans.
In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.
In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree
For “Earnest Refi” loans, School Degree is considered to be:
•     Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.
•     “NULL” if (i) the school name in the “underwritten_education_ degree” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

B-2